UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

July 25, 2005

INPHONIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51023	52-2199384
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1010 Wisconsin Avenue, Suite 600

Washington, DC 20007

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(202) 333-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Grant of Stock Options and Restricted Stock Awards

On July 25, 2005, InPhonic, Inc. (the “Company”) granted (i) options to purchase shares of the Company’s common stock, exercisable at the fair market value of the common stock on the date of grant, and (ii) restricted stock awards for shares of the Company’s common stock, to each of the following executive officers:

Name of Officer	Position	No. of Options	No. of Restricted Stock Awards
David A. Steinberg	Chairman of the Board and Chief Executive Officer	—	100,000

Richard D. Calder, Jr.	President and Chief Operating Officer	20,000	50,000

Lawrence S. Winkler	Chief Financial Officer, Executive Vice President and Treasurer	—	200,000

Michael E. Ferzacca	President, Liberty Wireless and Chief Marketing Officer	20,000	30,000

Frank C. Bennett III	President, MVNO and Chief Strategy Officer	20,000	30,000

Each stock option grant and restricted stock award will vest and become exercisable to the extent of twenty-five percent (25%) of the shares subject to the option or award on February 17, 2006 and the remainder shall vest ratably every ninety (90) days over the remaining three (3) year period, subject to the recipient’s continued employment with the Company. The exercise price for each option is sixteen dollars and forty-nine cents ($16.49), which was the NASDAQ National Market closing price on the date of grant, and the options will expire on July 25, 2015.

On July 25, 2005, the Company also granted (i) options to purchase shares of the Company’s common stock, exercisable at the fair market value of the common stock on the date of grant, and (ii) restricted stock awards for shares of the Company’s common stock, to each of the following non-executive members of the Company’s Board of Directors:

Name of Director	No. of Options	No. of Restricted Stock Awards
John Sculley	3,000	7,000
Ira Brind	3,000	7,000
Robert A. Fox	3,000	7,000
Jay Hoag	3,000	7,000
Jack F. Kemp	3,000	7,000
Thomas E. Wheeler	3,000	7,000

Each option will vest and become exercisable with respect to one-third of the number of shares subject to the option on each of the first, second and third anniversary date of the date of grant, in each case subject to the optionee’s continued service as a director. The exercise price for each option is sixteen dollars and forty-nine cents ($16.49), which was the NASDAQ National Market closing price on the date of grant, and the options will expire on July 25, 2015.

Each restricted stock award will vest with respect to five thousand (5,000) shares on the first anniversary of the date of grant and the remaining two thousand (2,000) shares will vest on the second anniversary of the date of grant.

Each option and each restricted stock award was granted pursuant to the Company’s 2004 Equity Incentive Plan and the standard form of option agreement and restricted stock agreement, as the case may be, was used for the grant of the options and awards under such plan. The 2004 Equity Incentive Plan was filed with the Securities and Exchange Commission on March 10, 2005 as Exhibit 10.22 to the Company’s annual report on Form 10-K, and is hereby incorporated by reference.

Employment Agreement with Mr. Lawrence S. Winkler

On July 25, 2005, the Company agreed upon an employment agreement with Lawrence S. Winkler (the “Employment Agreement”), effective as of January 19, 2004. The term of Mr. Winkler’s Employment Agreement is four (4) years from the effective date of January 19, 2004, to be extended by mutual agreement. Mr. Winkler has served as the Company’s Chief Financial Officer, Executive Vice President and Treasurer since January 2004. Under the agreed to terms of his Employment Agreement, Mr. Winkler is to receive at least two hundred and twenty-five thousand dollars ($225,000) per annum, to be reviewed and established annually by the Company’s Chief Executive Officer in consultation with the Compensation Committee of the Board of Directors. Mr. Winkler shall have the opportunity to earn an annual bonus of one hundred seventy-five thousand dollars ($175,000), for on-target performance, as it is to be determined by the Company’s Chief Executive Officer and Mr. Winkler and defined every December 31st of the preceding year.

Under the terms of his Employment Agreement, Mr. Winkler is eligible to participate in the Company’s profit-sharing, stock option, bonus, incentive and performance based award programs as are made available to any other executive employees of the Company. In connection with his employment, on January 29, 2004 the Company granted Mr. Winkler options to purchase three hundred thirty-three thousand three hundred and thirty-four (333,334) shares of the Company’s common stock at an exercise price of five dollars and eighty-eight cents ($5.88) per share, thirty-three percent (33%) of which vested on the first anniversary of the date of grant, less sixteen thousand six hundred and sixty-seven (16,667) shares which vested immediately and the remainder of which vest quarterly over the next two (2) years. On May 13, 2004, the Company granted Mr. Winkler options to purchase one hundred thousand (100,000) shares of the Company’s common stock at an exercise price of five dollars and eighty-eight cents ($5.88) per share, thirty-three percent (33%) of which vested on the first anniversary of the date of grant, less sixteen thousand six hundred and sixty-seven (16,667) shares which vested immediately and the remainder of which vest quarterly over the next two (2) years. If Mr. Winkler is terminated within 180 days of a change of control of the Company, as that term is defined in the Employment Agreement, fifty percent (50%) of his unvested stock options will vest immediately. Mr. Winkler is also entitled to standard executive employee benefits to the extent that such programs are or may from time to time be in effect. A copy of Mr. Winkler’s Employment Agreement is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Form of Stock Option Agreement for options granted under the 2004 Equity Incentive Plan

99.2	Form of Restricted Stock Agreement for awards granted under the 2004 Equity Incentive Plan

99.3	Employment Agreement between InPhonic, Inc. and Lawrence S. Winkler, entered into on July 25, 2005 and effective as of January 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPHONIC, INC.

By:	/s/ Lawrence S. Winkler
Lawrence S. Winkler
Chief Financial Officer, Executive Vice President and Treasurer

Date: July 29, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Stock Option Agreement for options granted under the 2004 Equity Incentive Plan

99.2	Form of Restricted Stock Agreement for awards granted under the 2004 Equity Incentive Plan

99.3	Employment Agreement between InPhonic, Inc. and Lawrence S. Winkler, entered into on July 25, 2005 and effective as of January 19, 2004.